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                                  EXHIBIT 10.27


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                             OPTION PLAN TRUST (OPT)
                               ADOPTION AGREEMENT
                                   (EMPLOYEES)

THE COMPANY hereby completes and executes this ADOPTION AGREEMENT, as of the ____ day of ______________________, 2000, for the purpose of implementing the Plan comprised of this ADOPTION AGREEMENT and the corresponding PLAN DOCUMENT, which PLAN DOCUMENT is attached hereto as APPENDIX A and made a part hereof. Any term used in this ADOPTION AGREEMENT that is defined in the PLAN DOCUMENT shall have the meaning the PLAN DOCUMENT ascribes to such term.


SECTION 1. COMPANY INFORMATION

PART A     Name of Company: First Charter National Bank

PART B     Address: Post Office Box 228

PART C     City:  Concord   State:  NC  Zip:  28026-0225

PART D     Telephone: 800-442-4650

PART E     Federal Tax Identification Number:  56-1355866

PART F     Income Tax Year End:  12/31  (mm/dd)


PART G     Type of Business for Federal Tax Purposes (check only one)
OPTION A          [ ] Sole Proprietorship
OPTION B          [ ] Partnership
OPTION C          [X] C Corporation
OPTION D          [ ] S Corporation
OPTION E          [ ] Other (specify)

PART H     Type of Organization under State Law (check only one)
OPTION A          [ ] Sole Proprietorship
OPTION B          [ ] General Partnership
OPTION C          [ ] Limited Partnership
OPTION D          [ ] Limited Liability Company
OPTION E          [ ] Limited Liability Partnership
OPTION F          [X] Corporation
OPTION G          [ ] Professional Corporation or Professional Association
OPTION H          [ ] Trust
OPTION I          [ ] Other (specify)


PART I     Jurisdiction of Organization:  United States

PART J     Type of Business (describe):  Bank

PART K     State Law to Apply:  North Carolina

PART L     Plan Sequence No.:  104


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SECTION 2. PLAN NAME

         The name of this Plan is "First Charter Option Plan Trust (OPT)".

SECTION 3. EFFECTIVE DATES

         The Effective Date of this Plan is December 1, 2000.

SECTION 4. OPTION TYPES AND VESTING (CHECK EACH THAT APPLIES)

PART A     [ ]    PRIOR PLAN OPTIONS. The Plan permits each eligible Employee to agree to cancel and forgo benefits under the (the "Prior
                  Plan"). The Participating Company shall grant each Participant a Prior Plan Option as specified in the OPTion Agreement between the Participating Company and the Participant.

                  The Vested Percentage of Prior Plan Options is as follows: (if the Plan provides for Prior Plan Options, then check and complete Option A or B)

OPTION A          [ ]      100% at all times

OPTION B          [ ]      100% upon Termination of Employment on account of
                           Retirement or Pre-Retirement Death, and the following percentage upon Termination of Employment on account of Severance:

                             Years of Service       Vested Percentage

PART B     [X]    REGULAR OPTIONS. Each year, the Participating Company will enter into an OPTion Agreement with each Participant providing for the granting of Regular Options.

                  The Vested Percentage of Regular Options is 100% at all times.


           [ ] MATCHING OPTIONS. As of each , the Company shall grant each Participant a Matching Option with a Grant Date Spread equal
PART C to % of the cumulative Grant Date Spread of Regular Options granted to the Participant during the preceding calendar year, but not to exceed % of the sum of the Participant's salary for the preceding calendar year plus the cumulative Grant Date Spread of


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                  Regular Options granted to the Participant during the
                  preceding calendar year.

                  The Vested Percentage of Matching Options is as follows: (if the Plan provides for Matching Options, then check and complete Option A or B)

                  [ ]      100% at all times

                  [ ] 100% upon Termination of Employment on account of Retirement or Pre-Retirement Death, and the following percentage upon Termination of Employment on account of Severance:

OPTION A

                       Years of Service          Vested Percentage

OPTION B

           [X] BONUS OPTIONS. Each year, the Participating Company will enter into an OPTion Agreement with each Participant providing for the granting of one or more Bonus Options.

PART D The Vested Percentage of Bonus Options is as follows: (if the Plan provides for Bonus Options, then check and complete Option A or B)

                  [X]      100% at all times

                  [ ] 100% upon Termination of Employment on account of Retirement or Pre-Retirement Death, and the following percentage upon Termination of Employment on account of Severance:

OPTION A
                           Years of Service       Vested Percentage
OPTION B

           [X] RESTORATION OPTIONS. Each year the Participating Company will enter into an OPTion Agreement with each Participant providing for the granting of Restoration Options. The Grant Date Spread of each Restoration Option shall equal the "Lost Qualified Plan Credits" for a specified calendar year. "Lost Qualified Plan Credits" means the excess, if any, of the Aggregate Qualified Plan Credits that would have been on the Participant's behalf for the calendar year but for the effect of certain conditions as specified in the OPTion Agreement,
PART E over the Aggregate Qualified Plan Credits that were actually made on the Participant's behalf for the calendar year. "Aggregate Qualified Plan Credits" means the sum of allocations for the period under the Participating Company's individual account plans qualified under


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                  Code Section 401(a) or 403(b) ("Qualified Plans"). The OPTion
                  Agreement can specify any one or more of the following conditions, as determined by the Administrative Committee in the exercise of its discretion from Participant to Participant and from year to year (check each that applies)

                  [X] if the Grant Date Spread of Regular Options or Bonus Options or both had been considered as compensation under the Qualified Plans (before the application of Code Section 401(a)(17))

                  [X] if the Grant Date Spread of Regular Options or Bonus Options or both had been considered as elective deferrals under the Participating Company's 401(k) plan, subject to the plan's limitations on elective deferrals

OPTION A          [X]      if the Internal Revenue Code (the "Code") limitations
                           on Qualified Plan Credits, such as those found in Code Sections 401(a)(17), 415, 401(k) and 403(b) had
                           not applied

OPTION B          [ ]      if salary reductions under the Participating
                           Company's Section 125 cafeteria plan had been considered as compensation under the Qualified Plans
                           (before the application of Code Section 401(a)(17))

OPTION C          The Vested Percentage of Restoration Options is as follows:
                  (if the Plan provides for Restoration Options, then check and complete Option D or E)

                  [ ]      100% at all times

OPTION D          [X]      100% upon Termination of Employment on account of
                           Retirement or Pre-Retirement Death, and the following percentage upon Termination of Employment on account of Severance:

OPTION D                       Years of Service      Vested Percentage
                               Less than 1                   0%
                               1, but less than 2           20%
OPTION E                       2, but less than 3           40%
                               3, but less than 4           60%
                               4, but less than 5           80%
                               5 or more                   100%

           [X] CUSTOMIZED OPTIONS. The Participating Company may grant a Participant a Customized Option from time to time. The Grant Date Spread of a Customized Option cannot be less than $5,000.

PART F

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SECTION 5. OPTION EXPIRATION TIME

         The "Option Expiration Time" means, with respect to an Option, the time at which the Option expires and after which the Optionholder cannot exercise the Option. The Option Expiration Time for an Option other than a Customized Option shall be the close of business on the first to occur of the following: (complete each of the following)

         (A) In the event of the Retirement of the Participant (the Optionee of the Option): the last day of the 15 consecutive year period following (check one)

                           [X] the Participant's Retirement

                           [ ] the Participant's Normal Retirement Age

         (B) In the event of the Pre-Retirement Death of the Participant (the Optionee of the Option): the last day of the 6 consecutive month period following the Participant's Pre-Retirement Death

         (C) In the event of the Severance of the Participant (the Optionee of the Option): the last day of the 6 consecutive month period following the Participant's Severance

         The Option Expiration Time of a Customized Option is that which is specified in the Option Confirmation.



SECTION 6. EARLIEST EXERCISE DATE

         The "Earliest Exercise Date" means, with respect to an Option, the first date on which the Optionholder can exercise the Option. The Earliest Exercise Date for an Option other than a Customized Option shall be the first Business Day following the 0-day period after the Grant Date. The Earliest Exercise Date of a Customized Option is that which is specified in the Option Confirmation.


SECTION 7. RETIREMENT

         Retirement consists of Normal Retirement, Deferred Retirement, Early Retirement or Disability Retirement.

         Normal Retirement means Termination of Employment, other than on account of Death or Total Disability, on the later of the Participant's birthday or the age


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         at which the Participant first qualifies for full Social Security benefits (Normal Retirement Age).

         Deferred Retirement means Termination of Employment, other than on account of death or Total Disability, after attaining Normal Retirement Age.

         Early Retirement means Termination of Employment after (check and complete only one)

OPTION A          [ ] attaining age

OPTION B          [X] attaining age 55 and completing 10 Years of Service

         A Participant who incurs a Termination of Employment on account of Total Disability shall be deemed to have taken Disability Retirement upon either (i) attaining the age requirement for Early Retirement, or
         (ii), if there is an Early Retirement Service requirement, the earlier of attaining Normal Retirement Age or attaining the age requirement and completing the Service requirement for Early Retirement.


SECTION 8. TOTAL DISABILITY

         Total Disability means a physical or mental condition (check only one)

OPTION A          [X]      under which the Participant qualifies for disability
                           benefits under the long-term disability plan of the Participating Company; provided; however, if the Participant is not covered by such plan or if there is no such plan, the Participant would have qualified for disability benefits were the Participant covered by the plan or if there were such a plan.

                  [ ]      that totally and permanently prevents the Participant
OPTION B                   from performing each of the material duties of the
                           Participant's regular occupation.

                  [ ]      that totally and permanently prevents the Participant
OPTION C                   from performing any occupation for which the
                           Participant is qualified by education, training or experience.

                  [ ] that prevents the Participant during the first months following the onset of the condition from performing
OPTION D each of the material duties of the Participant's regular occupation, and thereafter from performing any occupation for which the Participant is qualified by education, training or experience.

SECTION 9. YEARS OF SERVICE

         "Years of Service" means, with respect to a Participant, the following:
         (check and complete one)

                  [ ] The number of periods of 12 consecutive months of Service (no month to be counted more than once).

OPTION A          [X]      "Years of Service" as that term is defined in the
                           Company's 401(k) plan.

OPTION B

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                  COMPANY SIGNATURE

SECTION 10. Duly executed the day and year first above written on behalf of the Company by the Company's duly authorized officers.


                  --------------------------------------------------------------
                  Signature

                  --------------------------------------------------------------
                  Printed Name / Title

                  Attest: ______________________________________________________
                          __________ Secretary

                  [SEAL]


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                                   APPENDIX A

                                  PLAN DOCUMENT
                       APPENDED TO AND MADE A PART OF THE
                       ADOPTION AGREEMENT FOR DEFERRAL OPT
                         (EMPLOYEES OF TAXABLE COMPANY)

                                TABLE OF CONTENTS

ARTICLE 1.  ESTABLISHMENT AND PURPOSE                                         1
         1.1  ESTABLISHMENT                                                   1
         1.2  PURPOSE                                                         1
ARTICLE 2.  REFERENCES, CONSTRUCTION AND DEFINITIONS                          1
         2.1  ACCOUNTS                                                        1
         2.2  ADJUSTMENT DATE                                                 1
         2.3  ADMINISTRATIVE COMMITTEE                                        1
         2.4  ADOPTION AGREEMENT                                              1
         2.5  AFFILIATE                                                       1
         2.6  AGGREGATE MARKET VALUE                                          2
         2.7  AUTHORIZED LEAVE OF ABSENCE                                     2
         2.8  BENEFICIARY                                                     2
         2.9  BENEFICIARY DESIGNATION                                         2
         2.10 BONUS OPTIONS                                                   2
         2.11 BUSINESS DAY                                                    2
         2.12 CANCELLATION                                                    2
         2.13 CODE                                                            2
         2.14 COMPANY                                                         2
         2.15 CUSTOMIZED OPTIONS                                              2
         2.16 DEFERRED RETIREMENT                                             2
         2.17 DISABILITY RETIREMENT                                           2
         2.18 EARLIEST EXERCISE DATE                                          2
         2.19 EARLY RETIREMENT                                                2
         2.20 EFFECTIVE DATE                                                  2
         2.21 EMPLOYEE                                                        2
         2.22 ERISA                                                           3
         2.23 EXERCISE DATE                                                   3
         2.25 EXERCISE PERIOD                                                 3
         2.26 EXPIRATION                                                      3
         2.27 FORFEITURES                                                     3
         2.28 FUND DISTRIBUTIONS                                              3
         2.29 FUNDS                                                           3
         2.30 GOVERNING BODY                                                  3
         2.31 INDEXED STRIKE PRICE                                            3
         2.32 MARKET VALUE                                                    3
         2.33 MATCHING OPTIONS                                                3
         2.34 MINIMUM STRIKE PRICE                                            3
         2.35 NORMAL RETIREMENT                                               3
         2.36 NORMAL RETIREMENT AGE                                           3
         2.37 OPTION                                                          4
         2.38 OPTION AGREEMENT                                                4

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         2.39 OPTION ALLOCATION ELECTION                                      4
         2.40 OPTION ASSIGNMENT                                               4
         2.41 OPTION EXERCISE ELECTION                                        4
         2.42 OPTION EXPIRATION TIME                                          4
         2.43 OPTION GRANT CONFIRMATION                                       4
         2.44 OPTION REALLOCATION ELECTION                                    4
         2.45 OPTIONEE                                                        4
         2.46 OPTIONHOLDER                                                    4
         2.47 OPTIONOR                                                        4
         2.48 PARTICIPANT                                                     4
         2.49 PARTICIPATING COMPANY                                           5
         2.50 PERSON                                                          5
         2.51 PLAN                                                            5
         2.52 PLAN ADMINISTRATOR                                              5
         2.53 PLAN YEAR                                                       5
         2.54 PRE-RETIREMENT DEATH                                            5
         2.55 PRIOR PLAN                                                      5
         2.56 PRIOR PLAN OPTIONS                                              5
         2.57 REGULAR OPTION                                                  5
         2.58 RESTORATION OPTIONS                                             5
         2.59 RETIREMENT                                                      5
         2.60 SERVICE                                                         5
         2.59 SEVERANCE                                                       5
         2.60 SPREAD                                                          5
         2.61 STRIKE PRICE                                                    5
         2.62 STRIKE PRICE ACCOUNTS                                           6
         2.63 SURVIVING SPOUSE                                                6
         2.64 TERMINATION OF EMPLOYMENT                                       6
         2.65 TOTAL DISABILITY                                                6
         2.66 UNDERLYING SHARES                                               6
         2.67 UNDERLYING SHARE ACCOUNT                                        6
         2.68 UNDERLYING SHARE ALLOCATION                                     6
         2.71 UNDERLYING SHARE RETURN                                         6
         2.72 VESTED                                                          6
         2.73 VESTED PERCENTAGE                                               6
         2.66 YEARS OF SERVICE                                                6
ARTICLE 3.  ELIGIBILITY AND PARTICIPATION                                     6
         3.1  ELIGIBILITY                                                     7
         3.2  GRANTS                                                          7
         3.3  REGULAR OPTION AGREEMENTS                                       7
         3.4  NONALIENATION                                                   7
         3.5  REEMPLOYMENT                                                    8
ARTICLE 4.  UNDERLYING SHARE CHANGES                                          8
ARTICLE 5.  EXERCISES                                                         8
         5.1  EXERCISABILITY                                                  8
         5.2  PROCEDURES                                                      8
         5.3  PAYMENTS TO BENEFICIARY                                         9
ARTICLE 6.  ACCOUNTS                                                          9
         6.1  UNDERLYING SHARE ACCOUNTS                                       9
         6.2  INDEXED STRIKE PRICE ACCOUNT (OTHER THAN CUSTOMIZED OPTIONS)   10
         6.3  INDEXED STRIKE PRICE ACCOUNT (CUSTOMIZED OPTIONS)              10
         6.4  MINIMUM STRIKE PRICE ACCOUNT                                   10

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ARTICLE 7.  ADMINISTRATION OF THE PLAN                                       11
         7.1  POWERS AND DUTIES OF THE ADMINISTRATIVE COMMITTEE              11
         7.2  AGENTS                                                         11
         7.3  REPORTS TO GOVERNING BOARD                                     11
         7.4  STRUCTURE OF ADMINISTRATIVE COMMITTEE                          11
         7.5  ADOPTION OF PROCEDURES OF ADMINISTRATIVE COMMITTEE             11
         7.6  INSTRUCTIONS FOR PAYMENTS                                      12
         7.7  CLAIMS FOR BENEFITS                                            12
         7.8  HOLD HARMLESS                                                  12
         7.9  SERVICE OF PROCESS                                             13
ARTICLE 8.  DESIGNATION OF BENEFICIARIES                                     13
         8.1  BENEFICIARY DESIGNATION                                        13
         8.2  FAILURE TO DESIGNATE BENEFICIARY                               13
ARTICLE 9.  WITHDRAWAL OF PARTICIPATING COMPANY                              13
         9.1  WITHDRAWAL OF PARTICIPATING COMPANY                            13
         9.2  EFFECT OF WITHDRAWAL                                           13
ARTICLE 10.  AMENDMENT OR TERMINATION OF THE PLAN                            14
         10.1 RIGHT TO AMEND OR TERMINATE PLAN                               14
         10.2 NOTICE                                                         14
ARTICLE 11.  GENERAL PROVISIONS AND LIMITATIONS                              14
         11.1 NO RIGHT TO CONTINUED EMPLOYMENT                               14
         11.2 PAYMENT ON BEHALF OF PAYEE                                     14
         11.3 NONALIENATION                                                  14
         11.4 MISSING PAYEE                                                  15
         11.5 REQUIRED INFORMATION                                           15
         11.6 NO TRUST OR FUNDING CREATED                                    15
         11.7 BINDING EFFECT                                                 16
         11.8 MERGER OR CONSOLIDATION                                        16
         11.9 OPTION CANCELLATION                                            16
         11.10 ENTIRE PLAN                                                   16
EXHIBIT A--OPTION CERTIFICATE                                                17
EXHIBIT B--SALARY REDUCTION AGREEMENT                                        18
EXHIBIT C--PRIOR PLAN AGREEMENT                                              20
EXHIBIT D--FUND ALLOCATION ELECTION                                          21
EXHIBIT E--BENEFICIARY DESIGNATION                                           22
EXHIBIT F--EXERCISE ELECTION                                                 24
EXHIBIT G--OPTION ASSIGNMENT                                                 25

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                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT. As of the Effective Date and subject to the provisions of Article 9, the Company hereby establishes, for the benefit of certain employees as described herein, a plan which shall be known by the name specified in Section 1 of the Adoption Agreement (the "Plan"). The Plan is intended to be an individual account plan which is not a money purchase plan and is intended to be exempt from Parts 2 through 4 of Title I of ERISA as an unfunded plan designed primarily to provide deferred compensation for a select group of management or highly compensated employees. All provisions of the Plan shall be construed accordingly.

         1.2 PURPOSE. The future success of the Company and its Affiliates depends largely on their ability to attract and retain talented, motivated and dedicated executives and other key employees. In turn, such ability depends on the competitiveness of its long-term incentives -- especially, retirement, survivor and severance benefits.

         To help the Company and its Affiliates attract, retain and inspire executives and other key employees, the Company has established the Plan. Under the Plan, the Participating Company awards Participants with Options. The Plan is designed to facilitate Participants' acquisitions of retirement and survivor benefits, and thereby to promote the Participating Company's interest in ensuring the continuity of a high quality executive team and the long-term employment of other individuals responsible for major contributions to the success of the Participating Company.

               ARTICLE 2. REFERENCES, CONSTRUCTION AND DEFINITIONS

         Unless otherwise indicated, all references to articles, sections and subsections shall be to this Plan Document. The Plan and all rights thereunder shall be construed and enforced in accordance with ERISA and, to the extent that state law is applicable, the laws of the State identified in Section 1 of the Adoption Agreement. The titles and captions preceding articles, sections and subsections of the Adoption Agreement and this Plan Document have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision. When the context so requires, the singular includes the plural. Whenever used herein and capitalized, the following terms shall have the respective meanings indicated unless the context plainly requires otherwise.

         2.1 ACCOUNTS means, with respect to a Participant, the Participant's Underlying Share Accounts, Strike Price Accounts, and any subaccounts of such accounts.

         2.2 ADJUSTMENT DATE means each Business Day.

         2.3 ADMINISTRATIVE COMMITTEE means the committee provided for in
Article 7 and responsible for administering the Plan.

         2.4 ADOPTION AGREEMENT means the document executed by the Company and by which the Company adopts the Plan and agrees to be bound by its terms.


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         2.5 AFFILIATE means any Person affiliated with the Company under ERISA
Section 4001(a)(14) or otherwise and any other Person the Governing Body designates an Affiliate for purposes of this Plan.

         2.6 AGGREGATE MARKET VALUE means the total market value of the referenced Underlying Shares.

         2.7 AUTHORIZED LEAVE OF ABSENCE means either (a) a leave of absence authorized (pursuant to applicable procedures) by the Participating Company that employs the Employee under the Participating Company's personnel practices, provided that all Persons under similar circumstances are treated alike in the granting of such leaves of absence, and provided further that the Employee returns within the period specified in the leave of absence, or (b) an absence required to be considered an Authorized Leave of Absence by applicable law.

         2.8 BENEFICIARY means the Person designated by a Participant pursuant to Article 8 to become the Optionholder of specified Options owned by the Participant upon the death of such Participant. If, however, there has been no such designation or an invalid designation, Beneficiary means the Person who becomes the Optionholder.

         2.9 BENEFICIARY DESIGNATION means, with respect to an Optionholder, the written designation filed by the Optionholder with the Administrative Committee and which in substantially the form attached hereto as Exhibit E.

         2.10 BONUS OPTIONS is defined in Section 4 of the Adoption Agreement.

         2.11 BUSINESS DAY means any day on which the New York Stock Exchange is open for business.

         2.12 CANCELLATION means, with respect to an Option, the cancellation of the Option pursuant to a written agreement between the Optionholder and the Participating Company.

         2.13 CODE means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

         2.14 COMPANY means the Company identified in Section 1 of the Adoption Agreement, and any successor thereto.

         2.15 CUSTOMIZED OPTIONS is defined in Section 4 of the Adoption Agreement.

         2.16 DEFERRED RETIREMENT is defined in Section 7 of the Adoption Agreement.

         2.17 DISABILITY RETIREMENT is defined in Section 7 of the Adoption Agreement.

         2.18 EARLIEST EXERCISE DATE shall have the meaning Section 6 of the Adoption Agreement ascribes to such term.

         2.19 EARLY RETIREMENT is defined in Section 7 of the Adoption
Agreement.

         2.20 EFFECTIVE DATE is defined in Section 3 of the Adoption Agreement.

         2.21 EMPLOYEE means an individual who is a common law employee of the Participating Company or an Affiliate.


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         2.22 ERISA means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended. All citations to sections of ERISA are to such sections as they may from time to time be amended or renumbered.

         2.23 EXERCISE DATE means the date the Optionholder tenders a valid Exercise Election.

         2.25 EXERCISE PERIOD means, with respect to an Option, the period, as set forth in the Option Grant Confirmation, during which the Optionholder can exercise the Option, to the extent Vested. An Option's Exercise Period begins on the Earliest Exercise Date and ends at the Option Expiration Time.

         2.26 EXPIRATION means, with respect to an Option, the expiration of the Option at the Option Expiration Time.

         2.27 FORFEITURE means, with respect to a Participant who incurs a Severance, the amount of the Participant's Options that is not vested and as a result forfeited by the Participant.

         2.28 FUND DISTRIBUTIONS means distributions the Fund makes to its shareholders, including distributions of net investment income, capital gains and return of capital.

         2.29 FUNDS means the mutual funds identified by the Administrative Committee.

         2.30 GOVERNING BODY means the board of directors of the Company or equivalent governing body, however denominated.

         2.31 INDEXED STRIKE PRICE means, with respect to an Option other than a Customized Option, as of the Grant Date 90% of the Grant Date Aggregate Market Value of the Underlying Shares. Each Business Day after the Grant Date, the Indexed Strike Price is adjusted at the same rate as the Option's Underlying Share Return.

         With respect to a Customized Option, the Indexed Strike Price shall be as set forth in the Option Grant Confirmation.

         2.32 MARKET VALUE means, with respect to an Underlying Share as of any date, the Underlying Share's closing price as of the Business Day next preceding the date of reference.

         2.33 MATCHING OPTIONS is defined in Section 4 of the Adoption
Agreement.

         2.34 MINIMUM STRIKE PRICE means, with respect to an Option other than a Customized Option, as of any date 50% of the Grant Date Aggregate Market Value of the Underlying Shares.

         With respect to a Customized Option, the Minimum Strike Price shall be as set forth in the Option Grant Confirmation.

         2.35 NORMAL RETIREMENT is defined in Section 7 of the Adoption
Agreement.

         2.36 NORMAL RETIREMENT AGE is defined in Section 7 of the Adoption Agreement.

         2.37 OPTION means the rights the Participating Company grants to a Participant on the Option's Grant Date to purchase specified Underlying Shares at a specified Strike Price before the expiration of the Exercise Period. Each Option grant is to be confirmed by an Option Confirmation.

         2.38 OPTION AGREEMENT means the written agreement between a Participant and the Participating Company in substantially the form attached hereto as Exhibit B.

         2.39 OPTION ALLOCATION ELECTION means the Participant's written election, made in accordance with Article 4 and substantially in the form attached hereto as Exhibit D, regarding the Participant's Grant Date Underlying Share Allocation of Options granted on or after the date such election takes effect.

         2.40 OPTION ASSIGNMENT means the written assignment of an Option and which is in substantially the form attached hereto as Exhibit G.

         2.41 OPTION EXERCISE ELECTION means the Optionholder's filing with the Administrative Committee of a properly completed OPTion Exercise Election form, in substantially the form attached hereto as Exhibit F.

         2.42 OPTION EXPIRATION TIME is defined in Section 5 of the Adoption Agreement.

         2.43 OPTION GRANT CONFIRMATION means the confirmation issued by the Participating Company to a Participant to confirm the grant of an Option and which is in substantially the form attached hereto as Exhibit A.

         2.44 OPTION REALLOCATION ELECTION means the Participant's written election, made in accordance with Article 4 and substantially in the form attached hereto as Exhibit E, regarding the reallocation of the Underlying Shares of all the Participant's Options.

         2.45 OPTIONEE means the recipient of an Option from the Optionor.

         2.46 OPTIONHOLDER means, with respect to an Option, the Person who is the beneficial owner of the Option and has the right to exercise the Option.

         2.47 OPTIONOR means the grantor or issuer of an Option to an Optionee.

         2.48 PARTICIPANT means, as of any date, any Employee who has received one or more Options from the Participating Company and any part of such Options remains exercisable.

         2.49 PARTICIPATING COMPANY means the Company or an Affiliate which, by action of its board of directors or equivalent governing body and with the written consent of the Governing Body, has adopted the Plan; provided that the Governing Body may, subject to the foregoing proviso, waive the requirement that such board of directors or equivalent governing body effect such adoption. By its adoption of or participation in the Plan, a Participating Company shall be deemed to appoint the Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Company and accept the delegation to the Administrative Committee of all the power and authority conferred upon it by the Plan. The authority of the Company to act as such agent shall continue until the Plan is terminated as to the Participating Company. The term "Participating Company" shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise.

         2.50 PERSON means a natural person or any duly organized and validly existing entity such as a corporation, partnership, limited liability company, association or trust.

         2.51 PLAN means the nonqualified mutual fund option plan of the Company as contained in the Adoption Agreement and the Plan Document and as it may be amended from time to time hereafter.

         2.52 PLAN ADMINISTRATOR means the Administrative Committee.

         2.53 PLAN YEAR means the calendar year; provided, however, that the first Plan Year shall be the period commencing on the Effective Date and ending on December 31 of the year of the Effective Date.

         2.54 PRE-RETIREMENT DEATH means the death of a Participant either (a) while an Employee of the Participating Company or an Affiliate, or (b) while Totally Disabled but prior to Disability Retirement.

         2.55 PRIOR PLAN is defined in Part C of Section 4 of the Adoption Agreement.

         2.56 PRIOR PLAN OPTIONS is defined in Section 4 of the Adoption Agreement.

         2.57 REGULAR OPTIONS is defined in Section 4 of the Adoption Agreement.

         2.58 RESTORATION OPTIONS is defined in Section 4 of the Adoption Agreement.

         2.59 RETIREMENT means a Participant's Normal Retirement, Early Retirement, Deferred Retirement or Disability Retirement. The term "Retire" means the act of taking Retirement.

         2.60 SERVICE means employment with the Participating Company or any Affiliate; provided, however, that Service does not include periods of employment with an Affiliate rendered prior to the date the Affiliate became an Affiliate. Service includes periods of employment with a predecessor employer. Service may also include any period of a Participant's prior employment by any organization upon such terms and conditions as the board of directors or equivalent governing body of the Participating Company may approve. Notwithstanding any provision in the Plan to the contrary, periods of Total Disability constitute Service.

         2.59 SEVERANCE means termination of Employment other than on account of Retirement, death or Total Disability. With respect to a Participant whose employment with the Participating Company or an Affiliate terminates on account of Total Disability, Severance shall occur if and when the Total Disability ceases prior to Disability Retirement and the Participant does not return to the employment of the Participating Company or an Affiliate. A "Severed Participant" is a Participant who has incurred a Severance and who has not again become an Employee.

         2.60 SPREAD means, with respect to an Option as of any date, the excess, if any, of the Aggregate Market Value of the Underlying Shares of the Option over the Option's Strike Price.

         2.61 STRIKE PRICE means with respect to an Option as of any date the greater of the Indexed Strike Price and the Minimum Strike Price.

         2.62 STRIKE PRICE ACCOUNTS means the accounts maintained with respect to each Option pursuant to Article VI to keep track of the Strike Price of the Option.

         2.63 SURVIVING SPOUSE means the survivor of a deceased Participant to whom such deceased Participant was legally married (as determined by the Administrative Committee) immediately before the Participant's death.

         2.64 TERMINATION OF EMPLOYMENT means a termination of employment with the Participating Company or an Affiliate as determined by the Administrative Committee in accordance with reasonable standards and policies adopted by the Administrative Committee; provided, however, that the transfer of an Employee from employment by one Participating Company or an Affiliate to employment by another Participating Company or Affiliate shall not constitute a Termination of Employment; and provided further that a Termination of Employment shall occur on the earlier of (a) or (b) where

         (a) is the date as of which an Employee quits, is discharged, terminates employment in connection with incurring a Total Disability, Retires or dies, and

         (b) is the first day of absence of an Employee who fails to return to employment at the expiration of an Authorized Leave of Absence.

         2.65 TOTAL DISABILITY shall have the meaning Section 8 of the Adoption Agreement ascribes to such term.

         2.66 UNDERLYING SHARES means, with respect to an Option, the shares of the Funds that underlie the Option.

         2.67 UNDERLYING SHARE ACCOUNT means, with respect to each Option,the account maintained pursuant to Section 6.1 to keep track of the Underlying Shares of the Option.

         2.68 UNDERLYING SHARE ALLOCATION means, with respect to a Participant's Options as of any date, the allocation of the Options' Underlying Shares among the Funds.

         2.71 UNDERLYING SHARE RETURN means, with respect to an Option, the rate of growth or decline of the Aggregate Market Value of the Option's Underlying Shares.

         2.72 VESTED means, with respect to an Option or a portion thereof, that the Participant has acquired a nonforfeitable right to exercise the Option or the vested portion thereof.

         2.73 VESTED PERCENTAGE means, with respect to an Option, percentage of the Option to which the Participant has a vested and nonforfeitable exercise right. Section 4 of the Adoption Agreement specifies the Vested Percentage of each type of Option.

         2.74 YEARS OF SERVICE shall have the meaning Section 9 of the Adoption Agreement ascribes to such term.

             ARTICLE 3. ELIGIBILITY, PARTICIPATION AND OPTION GRANTS

         3.1 ELIGIBILITY. An Employee whom the Administrative Committee designates, shall be eligible to become a Participant in the Plan; provided, however, unless the Company is exempt from ERISA, each such Employee shall be a member of the Participating Company's "select group of management or highly compensated employees", as defined in Sections 201(2), 301(a)(3) and 401(a) of ERISA, as amended.

         3.2 GRANTS. The Participating Company shall make Option grants as set forth in Section 4 of the Adoption Agreement.

         3.3 REGULAR OPTION AGREEMENTS.

         (a) PROCEDURE. To enter into an agreement for Regular Options for a calendar year, the agreement must be made prior to the beginning of such calendar year. Notwithstanding the foregoing, an agreement for Regular Options may be made between an eligible Employee and the Participating Company within 30 days following the date the Employee first becomes eligible to participate in this Plan for Regular Options to be granted during the portion of the calendar year remaining after the Regular Option agreement.

         (b) MINIMUM. The minimum Grant Date Spread for any Regular Option shall be $200.

         3.4 NONALIENATION.

          (a) Subject to subsection (b) of this Section 3.4, no Option, interest, expectancy, benefit, payment, claim or right of any Participant or Optionholder under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Optionholder, (b) subject to the debts, contracts, liabilities or torts of the Participant or Optionholder or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any Person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Administrative Committee and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If the Participant or Optionholder, or any other beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Administrative Committee, cease and terminate, and in such event, the Administrative Committee may hold or apply the same or any part thereof for the benefit of the Participant or Optionholder or the spouse, children, or other dependents of the Participant or Optionholder, or any of them, in such manner and in such amounts and proportions as the Administrative Committee may deem proper.

         (b) Notwithstanding subsection (a) of this Section 3.4, a Participant may at any time prior to death assign an Option to the Participant's spouse, adult children or a trust for the benefit of the Participant, the Participant's spouse or adult children. The Participant may also assign an Option to a tax-exempt entity as defined in Code Section 501(c)(3). Notwithstanding the foregoing, such an assignment shall be permitted only if (i) the Participant is 100% Vested in the Option, and (ii) the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant and a copy delivered to the Committee in advance of the effective date of the assignment. In the event of such an assignment, the assignee shall become the Optionholder of the Option and shall be entitled to all the rights of the Participant with respect to the assigned Option, and such Option shall continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth in the Plan.

         3.5 REEMPLOYMENT. If a Retired Participant again becomes an Employee, such reemployment shall not change, suspend, delay or otherwise affect payment of the Participant's benefits, and such Employee shall not again become eligible to participate in the Plan unless the Administrative Committee, in the exercise of its discretion, notifies the former Participant in writing that the former Participant is again eligible to participate in the Plan.

                          ARTICLE 4. UNDERLYING SHARES

         At any time the Optionholder may file an OPTion Allocation Election or an OPTion Reallocation Election with the Administrative Committee. All allocations shall be in whole percentage increments. The Administrative Committee shall determine the effective date of elections.

                              ARTICLE 5. EXERCISES

         5.1 EXERCISABILITY. On any Business Day, the Optionholder can exercise an Option, but only to the extent the Option is Vested.

         5.2 PROCEDURES AND TIMING.

         (a) EXERCISE ELECTION. To exercise an Option in whole or in part, the Optionholder must file with the Administrative Committee, an OPTion Exercise Election, properly completed and duly executed by the Optionholder, specifying the amount of Spread desired, together with payment of the Strike Price related to the desired Spread. Notwithstanding the foregoing, the Administrative Committee may, in the exercise of its discretion, waive the payment of the Strike Price.

         (b) SETTLEMENT. Within seven (7) Business Days of receipt of valid Exercise Election, the Participating Company shall discharge the Participating Company's obligations with respect to the Option. Unless payment of the Strike Price is waived, the Participating Company shall deliver to the Optionholder the Underlying Shares that are subject to the exercise as of the Exercise Date, or if the Administrative Committee so elects, cash equal to the Aggregate Market Value of such Underlying Shares as of the Exercise Date. If payment of the Strike Price is waived, the Participating Company shall deliver Underlying Shares or cash equal to the Spread being exercised as of the Exercise Date. The Optionholder is not entitled to interest for the time that elapses between the Exercise Date and the settlement date.

         (c) LESS THAN ALL EXERCISES. The Optionholder may elect to exercise less than all of the Optionholder's Options. If an exercise calls for the exercise of less than all of the Optionholder's Options, the Options will be exercised according to the following protocol:

                  (i) the "in-the-money" Option with the nearest Option Expiration Time is exercised first to the extent necessary to fulfill the Exercise Election (if there is more than one such Option, the Options are exercised pro rata), and if such Option(s) is insufficient, then the "in-the-money" Option(s) with the second nearest Option Expiration Time is exercised to the extent necessary to fulfill the Exercise Election, and if such Option(s) is insufficient the process continues with "in-the-money" Options as necessary to fulfill the Exercise Election;

                  (ii) if the "in-the-money" Options are insufficient to fulfill the Exercise Election, the Administrative Committee shall notify the Optionholder of the shortfall.

         An Option is "in-the-money" if it has a positive Spread. A partial exercise of an Option shall not affect the Optionholder's exercise rights with respect to the remainder of the Option. If there occurs a partial exercise of an Option that is less than 100% Vested, the Vested portion of the Option shall be adjusted to reflect the exercise.

         (d) MINIMUM EXERCISE. In no event shall an exercise be permitted if the Spread to be exercised is less than $2,000, unless all of the Optionholder's Options are being exercised.

         (e) WITHHOLDING. Whenever payment is made pursuant to the exercise of an Option, all tax withholding shall be made either by means of tax withholding or payment by the Optionholder to the Participating Company of an amount equal to the taxes due. The Participating Company may also withhold such reasonable fees as the Administrative Committee may establish from time to time.

         5.3 PAYMENTS TO BENEFICIARY. If a Participant entitled to a benefit under this Article 5 dies before payment of the benefit is made, then payment of the benefit shall be made to such Participant's Beneficiary.

ARTICLE 6.  ACCOUNTS

         6.1 UNDERLYING SHARE ACCOUNTS. The Administrative Committee shall keep or cause to be kept an Underlying Account with respect to each Option. As of each Adjustment Date, each Underlying Share Account shall be adjusted in the order set forth below:

                  (a) There shall be a reduction equal to the Underlying Shares transferred or deemed transferred pursuant to an exercise of the Option since the last preceding Adjustment Date;

                  (b) There shall be a reduction equal to the Underlying Shares corresponding to a Forfeiture, Cancellation or Expiration of the Option since the last preceding Adjustment Date;

                  (c) There shall be an increase equal to the Underlying Shares deemed to be purchased by the reinvestment of all Fund Distributions with respect to the Underlying Shares since the last preceding Adjustment Date;

                  (d) There shall be an increase equal to the Underlying Shares deemed to be received as a distribution of Fund shares since the last preceding Adjustment Date; and

                  (e) As a result of a recapitalization of the Fund, a split of Fund shares or a change in the Underlying Shares pursuant to Article 4 since the last preceding Adjustment Date, there shall be a reduction equal to the Underlying Shares cancelled and an increase equal to the Underlying Shares received in exchange therefor.

         6.2 INDEXED STRIKE PRICE ACCOUNT (OTHER THAN CUSTOMIZED OPTIONS). The Administrative Committee shall keep or cause to be kept an Indexed Strike Price Account with respect to each Option (other than a Customized Option). As of each Adjustment Date, each such Indexed Strike Price Account shall be adjusted in the order set forth below:

                  (a) There shall be a reduction equal to the Strike Price received or deemed to be received pursuant to an exercise of the Option since the last preceding Adjustment Date;

                  (b) There shall be a reduction in the same proportion that any Forfeiture, Cancellation or Expiration of the Option since the last preceding Adjustment Date bears to the total Option immediately preceding the Forfeiture, Cancellation or Expiration;

                  (c) There shall be an increase (decrease) equal to the Underlying Share Return of the Option since the last preceding Adjustment Date; and

                  (d) There shall be an increase, if applicable, pursuant to
         Section 6, Option B of the Adoption Agreement.

         6.3 INDEXED STRIKE PRICE ACCOUNT (CUSTOMIZED OPTIONS). The Administrative Committee shall keep or cause to be kept an Indexed Strike Price Account with respect to each Customized Option. As of each Adjustment Date, each such Indexed Strike Price Account shall be adjusted in the order set forth below:

                  (a) There shall be a reduction equal to the Strike Price received or deemed to be received pursuant to an exercise of the Option since the last preceding Adjustment Date;

                  (b) There shall be a reduction in the same proportion that any Forfeiture, Cancellation or Expiration of the Option since the last preceding Adjustment Date bears to the total Option immediately preceding the Forfeiture, Cancellation or Expiration;

                  (c) There shall be an increase (decrease) equal to the rate specified in the Option Confirmation for the Option since the last preceding Adjustment Date.

         6.4 MINIMUM STRIKE PRICE ACCOUNT. The Administrative Committee shall keep or cause to be kept a Minimum Strike Price Account with respect to each Option. As of each Adjustment Date, each such Minimum Strike Price Account shall be adjusted in the order set forth below:

                  (a) There shall be a reduction in the same proportion that the Strike Price Strike Price received or deemed to be received pursuant to an exercise of the Option since the last preceding Adjustment Date bears to the total Strike Price immediately preceding such exercise; and

                  (b) There shall be a reduction in the same proportion that any Forfeiture, Cancellation or Expiration of the Option since the last preceding Adjustment Date bears to the total Option immediately preceding such Forfeiture, Cancellation or Expiration.

                      ARTICLE 7. ADMINISTRATION OF THE PLAN

         7.1 POWERS AND DUTIES OF THE ADMINISTRATIVE COMMITTEE. The Administrative Committee shall have general responsibility for the administration of the Plan (including but not limited to complying with reporting and disclosure requirements, and establishing and maintaining Plan records). In the exercise of its sole and absolute discretion, the Administrative Committee shall interpret the Plan's provisions and determine the eligibility of individuals for benefits.

         7.2 AGENTS. The Administrative Committee may engage such legal counsel, certified public accountants and other advisers and service providers, who may be advisers or service providers for the Participating Company or an Affiliate, and make use of such agents and clerical or other personnel, as it shall require or may deem advisable for purposes of the Plan. The Administrative Committee may rely upon the written opinion of any legal counsel or accountants engaged by the Administrative Committee, and may delegate to any such agent or to any subcommittee or member of the Administrative Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Administrative Committee.

         7.3 REPORTS TO GOVERNING BODY. The Administrative Committee shall report to the Governing Body or to a committee of the Governing Body designated for that purpose, as frequently as the Governing Body or such committee shall specify, with regard to the matters for which the Administrative Committee is responsible under the Plan.

         7.4 STRUCTURE OF ADMINISTRATIVE COMMITTEE. The Administrative Committee shall consist of three or more members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed with or without cause by, the Governing Body. Any member of the Administrative Committee may resign at any time. No member of the Administrative Committee shall be entitled to act on or decide any matter relating solely to such member or any of such member's rights or benefits under the Plan. In the event the Administrative Committee is unable to act in any matter by reason of the foregoing restriction, the Governing Body shall act on such matter. The members of the Administrative Committee shall not receive any special compensation for serving in the capacity as members of the Administrative Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith. Except as otherwise required by ERISA, no bond or other security shall be required of the Administrative Committee or any member thereof in any jurisdiction. Any member of the Administrative Committee, any subcommittee or agent to whom the Administrative Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity with respect to the Plan.

         7.5 ADOPTION OF PROCEDURES OF ADMINISTRATIVE COMMITTEE. The Administrative Committee shall establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of the Administrative Committee shall constitute a quorum for the transaction of business at a meeting of the Administrative Committee. Any action of the Administrative Committee may be taken upon the affirmative vote of a majority of the members of the Administrative Committee at a meeting. The Administrative Committee may also act without meeting by unanimous written consent.

         7.6 INSTRUCTIONS FOR PAYMENTS. All requests of or directions to the Participating Company for payment or disbursement shall be signed by a member of the Administrative Committee or such other person or persons as the Administrative Committee may from time to time designate in writing. This person shall cause to be kept full and accurate accounts of payments and disbursements under the Plan.

         7.7 CLAIMS FOR BENEFITS. All claims for benefits under the Plan shall be submitted in writing to the Administrative Committee. Within a reasonable period of time the Administrative Committee shall decide the claim by majority vote in the exercise of its sole and absolute discretion. Written notice of the decision on each such claim shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstance requiring an extension. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Administrative Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Administrative Committee within 60 days after delivery to said claimant of written notice of said decision. Such written request for review shall contain all additional information which the claimant wishes the Administrative Committee to consider. The Administrative Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Administrative Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 60 days after receipt by the Administrative Committee of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. Written notice of the decision on review shall include specific reasons for such decision. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all parties.

         7.8 HOLD HARMLESS. To the maximum extent permitted by law, no member of the Administrative Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Administrative Committee nor for any mistake of judgment made in good faith, and the Participating Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Administrative Committee and each other officer, employee, or director of the Participating Company or an Affiliate to whom any duty or power relating to the administration or interpretation of the Plan against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Participating Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

         7.9 SERVICE OF PROCESS. The Secretary of the Participating Company or such other person designated by the Governing Body shall be the agent for service of process under the Plan.

                     ARTICLE 8. DESIGNATION OF BENEFICIARIES

         8.1 BENEFICIARY DESIGNATION. Every Optionholder shall file with the Administrative Committee an OPTion Beneficiary Designation of one or more Persons as the Beneficiary who shall be entitled to become the Optionholder of Options held by the Optionholder upon the Participant's death. A Participant may from time to time revoke or change such Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Administrative Committee. The last such designation received by the Administrative Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrative Committee prior to the Participant's death, and in no event shall it be effective as of any date prior to such receipt. All decisions of the Administrative Committee concerning the effectiveness of any Beneficiary designation, and the identity of any Beneficiary, shall be final.

         8.2 FAILURE TO DESIGNATE BENEFICIARY. If no Beneficiary designation is in effect at the time of an Optionholder's death, the Options, if any, held by the Participant at the Participant's death shall be transferred to the Optionholder's Surviving Spouse, if any, or if the Optionholder has no Surviving Spouse, to the Participant's estate. If the Administrative Committee is in doubt as to the right of any person to receive such Options, the Administrative Committee may direct the Participating Company to withhold payment, without liability for any interest thereon, until the rights thereto are determined, or the Administrative Committee may direct the Participating Company to pay any such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Participating Company therefor.

                 ARTICLE 9. WITHDRAWAL OF PARTICIPATING COMPANY

         9.1 WITHDRAWAL OF PARTICIPATING COMPANY. The Participating Company (other than the Company) may withdraw from participation in the Plan by giving the Governing Body prior written notice approved by resolution by its board of directors or equivalent governing body specifying a withdrawal date, which shall be the last day of a month at least 30 days subsequent to the date which notice is received by the Governing Body. The Participating Company shall withdraw from participating in the Plan if and when it ceases to be either a division of the Company or an Affiliate. The Governing Body may require the Participating Company to withdraw from the Plan, as of any withdrawal date the Governing Body specifies.

         9.2 EFFECT OF WITHDRAWAL. The Participating Company's withdrawal from the Plan shall not in any way modify, reduce or otherwise affect the Participating Company's obligations under the Plan, as such obligations are defined under the provisions of the Plan existing immediately before this withdrawal.

         Withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

                ARTICLE 10. AMENDMENT OR TERMINATION OF THE PLAN

         10.1 RIGHT TO AMEND OR TERMINATE PLAN. The Governing Body reserves the right at any time to amend or terminate the Plan, in whole or in part, and for any reason and without the consent of any Participating Company, Participant or Beneficiary. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Governing Body.

         The Administrative Committee may adopt any ministerial and nonsubstantive amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan, provided the amendment does not materially affect the currently estimated cost to the Participating Companies of maintaining the Plan. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Administrative Committee.

         In no event shall an amendment or termination modify, reduce or otherwise affect the Participating Company's obligations under the Plan, as such obligations are defined under the provisions of the Plan existing immediately before such amendment or termination.

         10.2 NOTICE. Notice of any amendment or termination of the Plan shall be given by the Governing Body or the Administrative Committee, whichever adopts the amendment, to the other and all Participating Companies.

                 ARTICLE 11. GENERAL PROVISIONS AND LIMITATIONS

         11.1 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall give any Employee the right to be retained in the employment of the Participating Company or Affiliate or affect the right of any such employer to dismiss any Employee. The adoption and maintenance of the Plan shall not constitute a contract between any Participating Company and Employee or consideration for, or an inducement to or condition of, the employment of any Employee.

         11.2 PAYMENT ON BEHALF OF PAYEE. If the Administrative Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Participating Company therefor.

         11.3 NONALIENATION. No interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary, (b) subject to the debts, contracts, liabilities or torts of the Participant or Beneficiary or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Administrative Committee and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If the Participant, Beneficiary, or any other beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Administrative Committee, cease and terminate, and in such event the Administrative Committee may hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary or the spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such amounts and proportions as the Administrative Committee may deem proper.

         11.4 MISSING PAYEE. If the Administrative Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Administrative Committee or the Company, and within three months after such mailing such person has not made written claim therefor, the Administrative Committee, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be cancelled on the records of the Plan and the amount thereof forfeited, and upon such cancellation, the Participating Company shall have no further liability therefor, except that, in the event such person later notifies the Administrative Committee of such person's whereabouts and requests the payment or payments due to such person under the Plan, the amounts otherwise due but unpaid shall be paid to such person without interest for late payment.

         11.5 REQUIRED INFORMATION. Each Participant shall file with the Administrative Committee such pertinent information concerning himself or herself, such Participant's Beneficiary, or such other person as the Administrative Committee may specify, and no Participant, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to the Participant.

         11.6 NO TRUST OR FUNDING CREATED. The obligations of the Participating Company to make payments hereunder shall constitute a liability of the Participating Company to a Participant or Beneficiary, as the case may be. Such payments shall be made from the general funds of the Participating Company, and the Participating Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Participating Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Company and a Participant or any other person. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of the Participating Company.

         11.7 BINDING EFFECT. Obligations incurred by the Participating Company pursuant to this Plan shall be binding upon and inure to the benefit of the Participating Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

         11.8 MERGER OR CONSOLIDATION. In the event of a merger or a consolidation by the Participating Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Participating Company by another corporation, then and in such event the obligations and responsibilities of the Participating Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

         11.9 OPTION CANCELLATION. Each Optionholder has the right, without consent of the Participating Company, to surrender any Option for cancellation. Upon such a surrender, the Optionholder shall receive no value in exchange, and releases and discharges the Participating Company from any and all obligations under the Option surrendered.

         11.10 ENTIRE PLAN. The Adoption Agreement and the Plan Document, and any written amendments thereto, contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

                                    EXHIBIT A
                            OPTION GRANT CONFIRMATION
                                      DATE

TO:               PARTICIPANT:      Name:
                                    Address:
                                    Social Security No.:

FROM:             PARTICIPATING COMPANY:    Name:
                                            Address:

PLAN NAME:        FIRST CHARTER OPT (REFERRED TO HEREIN AS THE "PLAN")

PLAN NUMBER:

--------------------------------------------------------------------------------

THE PARTICIPATING COMPANY HAS GRANTED THE PARTICIPANT THE FOLLOWING OPTION:

OPTION NO.:

TYPE OF OPTION:
                [ ] Regular Option
                [ ] Bonus Option
                [ ] Prior Plan Option
                [ ] Matching Option
                [ ] Customized Option
                [ ] Restoration Option

GRANT DATE:

GRANT DATE AGGREGATE MARKET VALUE OF THE UNDERLYING SHARES:   $
GRANT DATE STRIKE PRICE:                                      $
GRANT DATE SPREAD:                                            $

Capitalized terms shall have the meanings the Plan ascribes to them.

The Strike Price at Exercise Date, the Exercise Period and the Vesting of the Option are as set forth in the Plan. [For a Customized Option, the Strike Price at Exercise Date, the Exercise Period and the Vesting of the Option must be set forth in this Option Confirmation.]

The Underlying Share Allocation at Grant Date of the Option is as set forth in your Underlying Share Allocation Election in effect at the Grant Date, namely:

                FUND                                   PERCENTAGE
                ----                                   ----------


If you have questions, contact OPTLink at 1-866-OPT-Link (678-5465), fax 1-877-997-OPTs (6787) or e-mail myOPT@OPTLink.com.

                                    EXHIBIT B
                                OPTION AGREEMENT

         THIS OPTION AGREEMENT made this    day of    , 200      by and between
____________________ (the "Participating Company") and (the "Participant") (the "Agreement").

         1.  THE PLAN.  This Agreement is made under the following Plan:

         PLAN NAME:        First Charter OPT (referred to herein as the "Plan")
         PLAN NUMBER:

The Plan is incorporated herein by reference and shall govern the rights and obligations hereunder. Capitalized terms shall have the meanings the Plan ascribes to such terms.

         [PARAGRAPHS 2 THROUGH 7 ARE TO BE INCLUDED AS APPLICABLE]

         2. PRIOR PLAN OPTIONS. Pursuant to the terms of the Plan, the Participant agrees elect to terminate participation in the Prior Plan, to cancel the Participant's benefits under the Prior Plan, and the Participating Company agrees to grant the Participant a Prior Plan Option on with a Grant Date Spread of _________.

         3. REGULAR OPTIONS FOR THE REMAINDER OF THE CURRENT CALENDAR YEAR. The Participant became eligible to participate in the Plan within the past 30 days. Pursuant to the terms of the Plan, the Participating Company agrees to grant the Participant Regular Options at the following times during the remainder of this current calendar year: (check one only)

         [ ]  bi-weekly
         [ ]  semi-monthly
         [ ]  monthly
         [ ]  quarterly

         Each Regular Option under this paragraph shall have an equal Grant Date Spread, the aggregate Grant Date Spread of all Regular Options under this paragraph shall be $___________________, and the salary the Participant would have otherwise received during the remainder of this current calendar year shall be reduced by a like amount.

         Notwithstanding any provision in this Agreement to the contrary, the Participating Company shall have no obligation to grant Regular Options after the Participant's Termination of Employment.

         4. REGULAR OPTIONS FOR THE NEXT CALENDAR YEAR. Pursuant to the terms of the Plan, the Participating Company agrees to grant the Participant Regular Options at the following times during the next calendar: (check one only)

         [ ]  bi-weekly
         [ ]  semi-monthly
         [ ]  monthly
         [ ]  quarterly

         Each Regular Option under this paragraph shall have an equal Grant Date Spread, the aggregate Grant Date Spread of all Regular Options under this paragraph shall be $___________________, and the salary the Participant would have otherwise received during the next calendar year shall be reduced by a like amount.

         Notwithstanding any provision in this Agreement to the contrary, the Participating Company shall have no obligation to grant Regular Options after the Participant's Termination of Employment.

         5. MATCHING OPTIONS. Pursuant to the terms of Plan, the Participating Company will grant the Participant Matching Options.

         6. BONUS OPTIONS. Pursuant to the terms of the Plan, the Participating Company agrees to grant the Participant a Bonus Option with a Grant Date Spread of ___________% of the cash bonus the Participant would have received but for the granting of the Bonus Option under this paragraph, and the cash bonus the Participant would have otherwise received shall be reduced by an amount equal to the Grant Date Spread of the Bonus Option. The Grant Date of the Bonus Option shall be the date the Participating Company would have otherwise paid the cash bonus.

         7. RESTORATION OPTIONS. Pursuant to the terms of Plan, the Participating Company will grant the Participant Restoration Options for the calendar year(s) ________. The Grant Date Spread of each Restoration Option will equal the Lost Qualified Plan Credits for the calendar year. "Lost Qualified Plan Credits" means the excess, if any, of the Aggregate Qualified Plan Credits that would have been on the Participant's behalf for the calendar year (include only the applicable provisions)

[if the Grant Date Spread of Regular Options and Bonus Options had been considered as compensation under the Qualified Plans (before the application of Code Section 401(a)(17))]

[if the Internal Revenue Code (the "Code") limitations on Qualified Plan Credits, such as those found in Code Sections 401(a)(17), 415, 401(k) and 403(b) had not applied]

[if salary reductions under the Participating Company's Section 125 cafeteria plan had been considered as compensation under the Qualified Plans (before the application of Code Section 401(a)(17))]

over the Aggregate Qualified Plan Credits that were actually made on the Participant's behalf for the calendar year. "Aggregate Qualified Plan Credits" means the sum of allocations for the period under the Participating Company's individual account plans qualified under Code Section 401(a) or 403(b) ("Qualified Plans").

         8. CUSTOMIZED OPTION[S]. Pursuant to the terms of Plan, the Participating Company will grant the Participant the following Customized Option[s]: (specify Grant Date(s), Grant Date Spread, Indexed Strike Price, Minimum Strike Price, Earliest Exercise Date, Option Expiration Time, and Vesting]

         9. RELIANCE ON OWN ADVISORS. The Participant affirms that in making this Agreement the Participant has relied on the Participant's own tax and financial advisors and not on the Participating Company, any of its employees, agents or representatives.

         10. NO EMPLOYMENT AGREEMENT. Nothing contained in the this Agreement shall give the Participant the right to be retained in the employment of the Participating Company or Affiliate or affect the right of any such employer to dismiss any Employee. This Agreement shall not constitute a contract between any Participating Company and the Participant or consideration for, or an inducement to or condition of, the employment of the Participant.

         Duly executed by the parties the day and year first above written.

         ---------------------------------------
         Participant Signature

         Participating Company
         By:____________________________________
         Printed Name:___________________________  Title:_______________________

                                    EXHIBIT C
                           OPTION ALLOCATION ELECTION

TO:      OPTLINK

FROM:    NAME:
         ADDRESS
         SOCIAL SECURITY NO.

PLAN NAME:        FIRST CHARTER OPT (REFERRED TO HEREIN AS THE "PLAN")

PLAN NUMBER:

         I, a Participant in the Plan, hereby request that each Option granted to me after this election takes effect have the following Underlying Share Allocation (allocations must be in whole percentages):

                                FUND                            PERCENTAGE
                                ----                            ----------

        [Name of Fund A]
        [Name of Fund B]
        [Name of Fund C]
        [Name of Fund D]
        [Name of Fund E]


         This election revokes all prior Underlying Share Allocation Elections.

         I understand that this election is subject to the terms of the Plan, and that the Plan's provisions are incorporated herein by reference.

         __________________________________________________________Date
         Participant Signature

                                    EXHIBIT D
                          OPTION REALLOCATION ELECTION

TO:      OPTLINK

FROM:    NAME:
         ADDRESS
         SOCIAL SECURITY NO.

PLAN NAME:        FIRST CHARTER OPT (REFERRED TO HEREIN AS THE "PLAN")

PLAN NUMBER:

         I, a Participant in the Plan, hereby request that as of the date this election takes effect the Underlying Shares of all my Options have the following Underlying Share Allocation (allocations must be in whole percentages):

                                FUND                            PERCENTAGE
                                ----                            ----------

        [Name of Fund A]
        [Name of Fund B]
        [Name of Fund C]
        [Name of Fund D]
        [Name of Fund E]



         I understand that this election is subject to the terms of the Plan, and that the Plan's provisions are incorporated herein by reference.

         __________________________________________________________Date
         Participant Signature

                                    EXHIBIT E
                         OPTION BENEFICIARY DESIGNATION

TO:      OPTLINK

FROM:    NAME:
         ADDRESS:
         SOCIAL SECURITY NO.:

PLAN:    FIRST CHARTER OPT (REFERRED TO HEREIN AS THE "PLAN")

PLAN NUMBER:

         I, a Participant in the Plan, hereby name the following person or persons, entity or entities (herein called "Designated Beneficiary(ies)") to receive ownership of Options issued under the Plan and that I own upon my death (herein called "Survivor Options").

--------------------------------------------------------------------------------
  No       Name and Relationship           Address           Social Security No
--------------------------------------------------------------------------------

 1
--------------------------------------------------------------------------------

 2
--------------------------------------------------------------------------------

 3
--------------------------------------------------------------------------------

 4
--------------------------------------------------------------------------------

 5
--------------------------------------------------------------------------------

 6
--------------------------------------------------------------------------------

 7
--------------------------------------------------------------------------------

 8
--------------------------------------------------------------------------------

 9
--------------------------------------------------------------------------------

 10
--------------------------------------------------------------------------------


         If my Survivor Options, if any, are to be paid to more than one Designated Beneficiary, I understand that such Survivor Options shall be divided equally between or among such Designated Beneficiaries.

         If any Designated Beneficiary(ies) named above is (are) not in existence at my death, then I name the following Contingent Designated Beneficiary(ies) to receive the Survivor Options that such Designated Beneficiary(ies) would have received.


--------------------------------------------------------------------------------
    Name and Relationship             Address              Social Security No
--------------------------------------------------------------------------------
Contingent Beneficiary to Designated Beneficiary No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Name and Relationship             Address              Social Security No
--------------------------------------------------------------------------------
Contingent Beneficiary to Designated Beneficiary No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Name and Relationship             Address              Social Security No
--------------------------------------------------------------------------------
Contingent Beneficiary to Designated Beneficiary No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Name and Relationship             Address              Social Security No
--------------------------------------------------------------------------------
Contingent Beneficiary to Designated Beneficiary No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         I understand that if a Designated Beneficiary dies before I do and there is no Contingent Designated Beneficiary named to take such Designated Beneficiary's share, then the Survivor Option will be paid to my Surviving Spouse, if any, and if not to my estate.

         I understand that this Beneficiary Designation Form shall remain in effect until revoked by me in writing or until superseded by my execution and delivery of a substitute Beneficiary Designation Form. I understand that no such revocation or substitute Beneficiary Designation Form will be effective until it is actually received by the Administrative Committee.

         I understand that Survivor Options have federal and state tax consequences and that such consequences may depend on the identity of the beneficiary of such payments (for example, whether the beneficiary is my spouse); and I acknowledge that I have been advised to consult an independent, professional tax advisor before completing this Beneficiary Designation Form.

         __________________________________________________________Date
         Participant Signature

                                    EXHIBIT F
                            OPTION EXERCISE ELECTION

TO:      OPTLINK

FROM:    NAME:
         ADDRESS:
         SOCIAL SECURITY NO.:

PLAN:    FIRST CHARTER OPT (REFERRED TO HEREIN AS THE "PLAN")

PLAN NUMBER:

         I, an Optionholder under the Plan, hereby elect to exercise my Options as follows: (check and complete one)

         [ ] all of my Options

         [ ] such Options as are required under the Plan's protocol for me to realize a Spread of $.


         I understand that this Exercise Election is subject to the Plan provisions, and is subject to tax withholding.


         __________________________________________________________Date
         Participant Signature

                                    EXHIBIT G
                                OPTION ASSIGNMENT

TO:      NAME OF ASSIGNEE:
         ADDRESS:
         E-MAIL ADDRESS:
         DAYTIME PHONE NO.:

COPY:    OPTLINK

FROM:    NAME:
         SOCIAL SECURITY NO.:
         E-MAIL ADDRESS:
         DAYTIME PHONE NO.:

PLAN:    FIRST CHARTER OPT (REFERRED TO HEREIN AS THE "PLAN")

PLAN NUMBER:

         I, an Optionholder under the Plan, hereby assign the following Options to the Assignee identified above.


              -----------------------------------------------------

                                   OPTION NO.
              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------

         I understand that this assignment shall be valid only if approved by the Administrative Committee, and that the Administrative Committee will disapprove the assignment if it is not authorized under the Plan. I certify as follows:

         1.  The Assignee is the following:  (check one)

                     [ ] person
                     [ ] trust
                     [ ] tax-exempt entity (501(c) organization)

         2. If the Assignee is a person, the Assignee's relationship to me, and the Assignee's Social Security Number, are as follows:

                  Relationship:     SSN:

         3. If the Assignee is a trust, the trust's federal employer identification number, and the trust's beneficiaries and their relationship to me, are as follows:

                  Trust EIN:

                  --------------------------------------------------------------
                        Name of Beneficiary            Relationship
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         4. If the Assignee is a tax-exempt entity, the entity's federal employer identification number is as follows:

         I understand that this Assignment is subject to the Plan provisions. I further authorize the Administrative Committee to act pursuant to my instructions as indicated above. I agree that the Participating Company, the Administrative Committee and its designee(s) may rely on this document as genuine and that they shall not be liable for any loss, expense or cost arising from such reliance on such instructions, even if such instructions are fraudulent or unauthorized.


         _________________________________________________________Date:
         Participant's Signature